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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this Registration Statement of American Management Systems, Incorporated on Form S-8 of our reports dated February 17, 1999, appearing in and incorporated by reference in the Annual Report on Form 10-K of American Management Systems, Incorporated for the year ended December 31, 1998.



/s/ DELOITTE & TOUCHE LLP

Washington, D.C.
August 17, 1999